                                                                    EXHIBIT 99.1


                                                                    NEWS RELEASE
FOR IMMEDIATE RELEASE


INVESTORS:  John Swenson
            Asyst Technologies, Inc.
            510/661-5000



        ASYST TECHNOLOGIES TO POSTPONE REPORTING OF CONSOLIDATED RESULTS
            AND FILING OF FORM 10-Q FOR QUARTER ENDED SEPTEMBER 2004

         COMPANY IS UNABLE TO COMPLETE FINANCIAL CLOSING PROCESS AT ITS
                           ASYST SHINKO JOINT VENTURE

FREMONT, Calif., Nov. 3, 2004 - Asyst Technologies, Inc. (Nasdaq NM: ASYT), a leading provider of integrated automation solutions that enhance semiconductor and flat panel display manufacturing productivity, today announced that it is postponing reporting its consolidated financial results and will file tomorrow with the Securities and Exchange Commission a Form 12b-25 delaying the filing of its Form 10-Q for the fiscal second quarter ended September 25, 2004.
        The delay arises from the company's current inability to complete the financial closing process at Asyst Shinko, Inc. (ASI), the company's 51%-owned joint venture with Shinko Electric Co., Ltd. of Japan. However, the company anticipates that results for the fiscal second quarter at ATI, on a stand-alone basis, are in-line with the guidance the company previously provided in its press release dated August 4, 2004.
        Two factors contributed to the delay in the financial closing process at
ASI:

        o Delay in Inventory Reconciliation: As a result of a conversion in the fiscal second quarter to a new ERP information system within ASI, ASI cannot at this time accurately calculate its results of operations and related balance sheet items. This has delayed the company's ability to prepare timely consolidated financial statements for the fiscal second quarter and to obtain completion of a review by its independent auditors. Asyst's management is working directly with ASI, and with support from ASI's vendor, to resolve the system conversion.

        o Customer Contract: The company currently is in a contract dispute with a customer. The contract relates to an order of approximately $120 million the company referenced in its prior press releases dated July 27, 2004 and August 4, 2004, and its Form 10-Q filed for the quarter ended June 26, 2004. This contract represents significant revenue the company previously

                                    (-more-)
           anticipated in its outlook for the fiscal second quarter. Asyst has not previously reported revenue or expenses from this contract in financial statements for prior periods.

               The dispute concerns allegations that ASI and a customer employee had an arrangement by which competitive information was shared, and an agreement was allegedly made for a future payment of money. However, no payment was made. Upon notification by Asyst management, the Audit Committee of the company's Board of Directors promptly initiated an independent investigation, which is ongoing. The company's management, which was not involved in these allegations, is now engaged with the customer in an effort to resolve this dispute.

The company is endeavoring to address these matters, to report its consolidated results and to file its Form 10-Q as soon as practicable; however, the company is not able at this time to determine a certain date by which it expects to file its Form 10-Q for the fiscal second quarter.

For the reasons described above, the company is unable at this time to report consolidated financial results for its fiscal second quarter.

ABOUT ASYST
Asyst Technologies, Inc. is a leading provider of integrated automation solutions that enable semiconductor and flat panel display (FPD) manufacturers to increase their manufacturing productivity and protect their investment in materials during the manufacturing process. Encompassing isolation systems, work-in-process materials management, substrate-handling robotics, automated transport and loading systems, and connectivity automation software, Asyst's modular, interoperable solutions allow chip and FPD manufacturers, as well as original equipment manufacturers, to select and employ the value-assured, hands-off manufacturing capabilities that best suit their needs. Asyst's homepage is http://www.asyst.com


CONFERENCE CALL DETAILS
A live webcast of the conference call to discuss the matters disclosed in this press release will take place today at 5:00 p.m. Eastern Time. The webcast will be publicly available on Asyst's website at http://www.asyst.com and accessible by going to the investor relations page and clicking on the "webcast" link. For more information, including this press release, please visit Asyst's website at www.asyst.com. A replay of the Webcast may be accessed via the same procedure. In addition, a standard telephone instant replay of the conference call is available by dialing (303) 590-3000, followed by the passcode 11011506#. The audio instant replay is available from Nov. 3 at 8:00 p.m. Eastern Time through Nov. 17 at 11:59 p.m. Eastern Time.


"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995

Except for statements of historical fact, the statements in this press release are forward-looking. Such statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These factors include, but are not limited to: uncertainties related to ASI's ability to remedy difficulties in its information system and financial closing processes and to avoid future irregularities in its business practices or delays in its inventory reconciliation and quarter-end closing processes; the possibility that the customer may negotiate a lower contract price and/or attempt to rescind or

                                    (-more-)
void the contract described above, with a risk of significant loss of anticipated revenue in second fiscal quarter and subsequent periods, and exposure to unreimbursed project costs; the possibility that we may not be able currently to recognize all or any of the revenue we previously anticipated from the customer contract; the possible need to seek from Nasdaq an extension of time to file our second quarter Form 10-Q in order to avoid possible de-listing of our common stock from the Nasdaq National Market, and uncertainties that may be associated with any hearing or appeals that seek to avoid de-listing for failure to file timely periodic reports with the SEC; uncertainties relating to the time needed by us to complete the Form 10-Q and by our independent auditors to complete their review of the Form 10-Q; uncertainty as to when the Form 10-Q will be filed; uncertainties associated with lawsuits that might be filed against Asyst, ASI and/or their management as a result of the matters discussed above; whether or not the SEC will commence an inquiry and/or investigation into these or other matters affecting Asyst; the impact of final resolution of the contract and reconciliation of ASI inventory on our consolidated financial statements; the possibility of management and employee changes at ASI that may adversely impact ASI operations, customer relations and completion of customer projects; possible uncertainty whether the final resolution and reconciliation of the matters described above could relate to historical financial statements, including revenue and expenses reported in prior periods, and could require a review or restatement of such financial statements and/or reported revenue and expenses; the possibility that these matters within ASI could comprise a material weakness in the company's internal controls over its consolidated financial reporting, which could prevent the company timely meeting its future reporting requirements including timely certification under Section 404 of the Sarbanes-Oxley Act of 2002; volatility in our stock price pending resolution or resulting from the matters discussed above; the volatility of semiconductor industry cycles; our ability to achieve forecasted revenues and maintain and improve gross margins through outsourced manufacturing, to reduce operating expenses, and to manage cash flows (and the timing and degree of any such improvements in gross margins, reductions in operating expenses and management of cash flows); failure to respond to rapid demand shifts; dependence on a few significant customers; the transition of the industry from 200mm wafers to 300mm wafers and the timing and scope of decisions by manufacturers to transition and expand fabrication facilities; continued risks associated with the acceptance of new products and product capabilities; the risk that customers will delay, reduce or cancel planned projects or bookings and thus delay recognition or the amount of our anticipated revenue; competition in the semiconductor equipment industry and specifically in AMHS; failure to integrate in an efficient and timely manner acquired companies and to complete planned restructuring and outsourcing programs; failure to retain and attract key employees; and other factors more fully detailed in the company's annual report on Form 10-K for the year ended March 31, 2004, and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission.


                                    (-more-)